                                                                   EXHIBIT 10.10

                       FOURTH AMENDMENT TO LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (hereinafter called the "Fourth Amendment") executed as of the 19th day of April, 1996, by and between NATIONAL ENERGY GROUP, INC., a Delaware corporation (hereinafter referred to as the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (hereinafter referred to as "Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Bank entered into a Loan Agreement dated as of June 30, 1995 (the "Loan Agreement") under the terms of which Bank agreed to provide Borrower with a revolving loan facility in the amount of $30,000,000.00 and an advance line of credit in the amount of $3,000,000; and

         WHEREAS, Borrower and Bank have heretofore entered into a First Amendment to Loan Agreement, a Second Amendment to Loan Agreement and a Third Amendment to Loan Agreement to make certain changes in the Loan Agreement; and

         WHEREAS, Borrower and Bank have agreed to make certain other changes to the Loan Agreement.

         NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

         2. Section 1 of the Loan Agreement is hereby amended by deleting Subsection (d) therefrom in its entirety and substituting the following in lieu thereof.

         "(d)    Advance Loan maturity Date.  March 31, 1997."

         3. Section 2 of the Loan Agreement is hereby amended by deleting Subsection (b) therefrom in its entirety and substituting the following in lieu thereof:

                 "(b) Advance Line of Credit. On the terms and conditions hereinafter set forth, the Bank agrees to make Advances to Borrower from time to time during the period beginning on the April 19, 1996 and ending on the Advance Loan Maturity Date in such amounts as Borrower may request up to the aggregate amount of $30,000,000.00 (the "Advance Line of Credit"). Once repaid, amounts may not be reborrowed hereunder. Notwithstanding any other provision of this Agreement, no Advance shall be required to be made hereunder if any Event of Default (as hereinafter defined) has occurred




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
         and is continuing or if any event or condition has occurred that may, with notice, be an Event of Default. Each Advance under the Advance Line of Credit shall be an aggregate amount of at least $100,000.00. All Advances under the Advance Line of Credit shall be an aggregate amount of at least $100,000.00 All Advances under the Advance Line of Credit shall be Base Rate Loans."

         4. Section 3 of the Loan Agreement is hereby amended by deleting Subsection (b) thereof in its entirety and substituting the following in lieu thereof:

                 "(b)     Form of Advance Note.  The Advance Loan shall be
         evidenced by a Advance Note in the face amount of $3,000,000. Notwithstanding the principal amount of the Advance Note, as stated on the face thereof, the actual principal amount due from Borrower to Bank on account of the Advance Note, as of any date of computation, shall be the sum of Advances then and therefore made on account thereof, less all principal payments or prepayments actually received by Bank in collected funds with respect thereto. Although the Advance Note shall be dated as of the Effective Date, interest in respect thereof shall be payable only for the period during which the loans evidenced thereby are outstanding and, although the stated amount of the Advance Note may be higher, the Advance Note shall be enforceable, with respect to Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the applicable Advances."

         5. Section 8(b) is hereby amended by deleting the reference therein to "September 1, 1995" and substituting in lieu thereof the date "June 30, 1996."

         6. In consideration of the Bank's agreement contained herein to extend the new Advance Line of Credit to Borrower, Borrower hereby agrees to pay to Bank a facility fee of $60,000 payable on the Effective Date of this Fourth Amendment.

         7. Exhibit "C" to the Loan Agreement shall be replaced by a Advance Note in the form of Exhibit "A" attached to this Fourth Amendment, with appropriate insertions.

         8. The proceeds of the Advance Loan will be used by Borrower for drilling expenditures, said expenditures being described on Exhibit "B" attached hereto. The Advance Line of Credit described in the Loan Agreement has been refinanced into the Revolving Loan. The Advance Line of Credit made available pursuant to this Fourth Amendment is a new development drilling facility, loans pursuant to which shall be made subject to all of the terms and provisions of the Loan Agreement, as amended by this Fourth Amendment.

         9. This Fourth Amendment shall be effective as of the date first above written (the "Effective Date").

         10. The obligation of the Bank under this Fourth Amendment shall be subject to the following conditions precedent:

                 (a) Execution and Delivery. Borrower shall have executed and delivered to the Bank this Fourth Amendment and other required documents, all in form and substance satisfactory to the Bank;

                 (b) Resolutions. Bank shall have received appropriate certified resolutions for the Borrower;

                 (c) Other Documents. The Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Bank; and

                 (d) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for the Bank retained at the expense of Borrower.

         11. Except to the extent its provisions are specifically amended, modified or superseded by this Fourth Amendment, the representations, warranties, indemnities and affirmative and negative covenants of the Borrower contained in the Loan Agreement, as amended, are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.

         12. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Bank for purposes of or in connection with this Fourth Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, as amended, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Loan Agreement, as amended, (including those made herein) shall survive and not be waived by the execution and delivery of this Fourth Amendment or any investigation by Bank.

         13. WRITTEN LOAN AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Loan Agreement to be duly executed as of the date first above written.

                                        BORROWER:

                                        NATIONAL ENERGY GROUP, INC.
                                        a Delaware corporation



                                        By: /s/ Miles D. Bender
                                            ----------------------------------
                                            Miles D. Bender, President

                                        BANK:

                                        BANK ONE, TEXAS, N.A.,
                                        a national banking association



                                        By: /s/ Wm. Mark Cranmer
                                            ----------------------------------
                                            Wm. Mark Cranmer,
                                            Vice President

                                                                       Exhibit A

                                  ADVANCE NOTE

$3,000,000.00                     Dallas, Texas                   April 19, 1996

         FOR VALUE RECEIVED, the undersigned NATIONAL ENERGY GROUP, INC., a Delaware corporation (referred to herein as "Borrower") hereby unconditionally promises to pay to the order of BANK ONE, TEXAS, N.A., a national banking association (referred to herein as "Bank"), at its banking offices in Dallas County, Texas, the principal sum of THREE MILLION AND no/100 DOLLARS ($3,000,000.00), or so much thereof as may be advanced and outstanding to or for the benefit of Borrower by Bank pursuant to the Loan Agreement (as hereinafter defined) in lawful money of the United States of America together with interest from the date hereof until paid at the rates specified in the Loan Agreement. All payments of principal and interests due hereunder are payable at the offices of Bank at 1717 Main Street, 4th Floor, Bank One Center, P.O. Box 655415, Dallas, Texas 75265-5415, attention: Energy Department, or at such other address as Bank shall designate in writing to Borrower.

         The principal and all accrued interest on this Note shall be due and payable in accordance with the terms and provisions of the Loan Agreement.

         This Note is executed pursuant to that Fourth Amendment to Loan Agreement dated of even date herewith between Borrower and the Bank (the "Loan Agreement"), and is the Advance Note referred to therein. This Note is secured by certain Security Instruments (as such term is defined in the Loan Agreement) of even date herewith between Borrower and Bank. Reference is made to the Loan Agreement and the Security Instruments for a statement of prepayment, rights and obligations of Borrower, description of the properties mortgaged and assigned, the nature and extent of such security and the rights of the parties under the Security Instruments in respect to such security and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement and Security Instruments, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Bank under the Loan Agreement and Security Instruments. This Note may be prepaid at any time in full or in part without any premium or fee in accordance with the terms and provisions of the Loan Agreement.

         Regardless of any provision contained in this Note, the holder hereof shall never be entitled to receive, collect or apply, as interest on this Note, any amount in excess of the Maximum Rate (as such term is defined in the Loan Agreement), and, if the holder hereof ever receives, collects, or applies as interest, any such amount which would be excessive interest, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness evidenced hereby is paid in full, any remaining excess shall forthwith be paid to Borrower, In determining whether or not the interest paid or payable under any specific contingency, exceeds the Maximum Rate, Borrower and the holder hereof shall, to The maximum extent permitted under applicable law (i) characterize any non-principal payment as an expense, fee or premium rather than as interests, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the obligations evidenced by this Note and/or referred to in the Loan Agreement so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term thereof; and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the holder hereof shall refund to Borrower the amount of such excess or credit the amount of such excess against the indebtedness evidenced hereby, and, in such event, the holder thereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking reserving or receiving interest in excess of the Maximum Rate.

         If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or public holiday or while the Bank is not open for business, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

         If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrower agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees.

         Borrower and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, protest, notice of protest and nonpayment, as to this Note and as to each and all installments hereof, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes.

         This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas, except that Tex. Rev. Civ. Stat. Ann. art. 5069, Chapter 15 (which regulates certain revolving credit





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
loan accounts and revolving tri-party accounts) shall not apply to this Note.

         THIS WRITTEN NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENT REPRESENTS THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the 19th day of April, 1996.


                                        BORROWER:

                                        NATIONAL ENERGY GROUP, INC.
                                        a Delaware corporation



                                        By: /s/ Miles D. Bender
                                            ----------------------------------
                                            Miles D. Bender, President

                          NATIONAL ENERGY GROUP, INC.
                            DRILLING PROGRAM REPORT


====================================================================================================================================
                                  PROPOSED     PROJECTED     ESTIMATED   EXPECTED      EXPECTED    COMPLETION      ACTUAL      1ST
WELL NAME       LOCATION           DEPTH         COST        SPUD DATE     I.P.        RESERVES       DATE        RESERVOIR    I.P.
- ------------------------------------------------------------------------------------------------------------------------------------
AU 2-9         ECTOR CTY, TX         6100      $235,000     02/16/96    120 BOPD      70,000 BBL    03/27/96      CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
CHEROKEE 3     RUSK CTY, TX         10200    $1,050,000     02/29/96    2.5 MMCF         2.5 BCF       NA         CTN VALLEY    NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 2-8         ECTOR CTY, TX         6100      $235,000     03/03/96    110 BOPD      70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 3-5         ECTOR CTY, TX         6100      $235,000     03/21/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 3-6         ECTOR CTY, TX         6100      $235,000     04/07/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 6-7         ECTOR CTY, TX         6100      $235,000     04/24/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 9-7         ECTOR CTY, TX         6100      $235,000     05/11/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 9-8         ECTOR CTY, TX         6100      $235,000     05/28/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
CHEROKEE 4     RUSK CTY, TX         10200    $1,050,000     06/01/96    2.5 MMCF         2.5 BCF       NA         CTN VALLEY    NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 50-7        ECTOR CTY, TX         6100      $235,000     06/18/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 50-8        ECTOR CTY, TX         6100      $235,000     07/05/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 49-8        ECTOR CTY, TX         6100      $235,000     07/22/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 49-9        ECTOR CTY, TX         6100      $235,000     08/08/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 30-3        ECTOR CTY, TX         6100      $235,000     08/25/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------
AU 30-4        ECTOR CTY, TX         6100      $235,000     09/11/96    90 BOPD       70,000 BBL       NA         CLEARFORK     NA
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        $5,155,000
- ------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================





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